EMPLOYEES' LOCK UP AGREEMENT


     This Agreement is made and entered into this 30th day of May, 1996, between Thomas F. Motter, an employee and shareholder of Paradigm Medical Industries, Inc. (the "Shareholder"), Paradigm Medical Industries, Inc. (the "Corporation"), and Kenneth Jerome & Co., Inc. (the "Underwriter") and such other underwriters as are named in the Underwriting Agreement to be entered into with the Corporation. All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Underwriting Agreement.

     A. The Corporation and the Underwriter intend to enter into an Underwriting Agreement (the "Underwriting Agreement") pursuant to which the Corporation intends to offer for sale to the public common stock of the Corporation.

     B. The Shareholder owns 588,666 shares of Common Stock received upon the founding of the Corporation or in connection with Shareholder's employment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Underwriting Agreement, the parties hereto set forth their agreement as follows:

           1.   The Shareholder will not, without the
Underwriter's prior written consent, jointly or individually, offer, sell, pledge, make any short sale of, contract to sell, lend, grant any option for the purchase of, or otherwise dispose of, directly or indirectly, any of the shares of Common Stock owned of record or beneficially by the Shareholder as of effective date of the Registration Statement or thereafter acquired, for a period of three hundred sixty-five (365) days from the effective date of the Registration Statement on Form SB-2 to be filed with the Securities and Exchange Commission by the Corporation pursuant to the Securities Act of 1933, as amended.

           2.   The Shareholder further agrees that an
appropriate restrictive legend in substantially the form attached hereto as Exhibit A and/stop transfer order may be imposed with respect to all shares which are subject to this Lock Up
Agreement.

           3. This Agreement shall inure to the benefit of and be binding upon the parties, their heirs, legal representatives, successors, and assigns.

           4. This Agreement may be amended only by an instrument duly executed in writing by the parties hereto.

           5. This Agreement shall be construed in accordance with and governed by the laws of the state of Utah.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

  Signed & Sworn                          SHAREHOLDER
  before me this 30th
  day of May, 1996.
                                          Thomas F. Motter
                                          Signature
  Jason Jahn
  ----------

Notary Public                             Thomas F. Motter
State of Utah                             (Print Name)
My Commission Expires
May 18, 1999
                                          Signature (to be signed by
                                          co-owner, if applicable)
Jason Jahn
1772 W. 2300 South
Salt Lake City, Utah 84110               (Print Name)


                          PARADIGM MEDICAL INDUSTRIES, INC.



                          By:  Thomas F. Motter
                          Its: CEO/President

                          KENNETH JEROME & CO., INC.



                          By:
                          Its:

     Please execute this document using the exact name in which your shares are registered.

                            EXHIBIT A


         [Legend to be placed on locked up certificates]


     The shares represented by this certificate are subject to an agreement (the "Lock Up Agreement") among the holder hereof, Paradigm Medical Industries, Inc. (the "Corporation"), and Kenneth Jerome & Co., Inc. (the "Underwriter"), which prevents an offer for sale, pledge, contract to sell, or other disposition of, directly or indirectly, any of the shares represented hereby without the prior written consent by the Underwriter and the Corporation until _________________ [365 days from the Effective Date], 1997. A copy of the Lock Up Agreement is on file with the Secretary of the Corporation.